Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2023
Disclosure of cash and cash equivalents [line items]
Cash and Cash Equivalents
14.
Cash and cash equivalents

As of December 31, cash and cash equivalents was as follow:

	2023	2022
Own Balances	222,808	247,833
Merchant Clients Funds	313,352	220,259
Total	536,160	468,092

The Group reported cash on hand, demand deposits and other short term liquid financial instruments of USD 536,160 as of December 31, 2023, (USD 468,092 on December 31, 2022).

Own Balances represent the Group’s cash and cash equivalents, while Merchant Clients Funds includes freely available funds collected from merchant customers, that can be invested in secure, liquid low-risk assets until transferred to the merchant. As of December 31, 2023 , Merchant Clients Funds includes USD 59,900 pending to transfer to Own Balances (USD 38,119 as of December 31, 2022).